SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 2, 1998

                               GROVE HOLDINGS LLC
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

              333-57609                                 52-2089467
       ------------------------           ------------------------------------
       (Commission File Number)           (IRS Employer Identification Number)

                 1565 Buchanan Trail East, Shady Grove, PA 17256
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                    (Address of Principal Executive Offices)

                                 (717) 597-8121
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.

         On December 2, 1998, Grove Holdings LLC (the "Company"), the parent company of Grove Worldwide LLC, issued the press release attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                        None.

         (b)  Pro Forma Financial Information.

                        None.

         (c)  Exhibits.

              99.1  Press Release of the Company dated December 2, 1998.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 1998

                                            GROVE HOLDINGS LLC


                                            By:  /s/ Salvatore J. Bonanno
                                                 ------------------------
                                                 Salvatore J. Bonanno
                                                 Chairman and
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.  Description
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99.1         Press Release of the Company dated December 2, 1998.